SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549

                                  Form 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) November 27, 2001



                        GS Mortgage Securities Corp.
           (Exact name of registrant as specified in its charter)


          Delaware                     333-68812                 13-6357101
----------------------------           ---------                 ----------
(State or Other Jurisdiction          (Commission             (I.R.S. Employer
      of Incorporation)                File No.)             Identification No.)



                              85 Broad Street
                             New York, NY 10004
            (Address of Principal Executive Offices) (Zip Code)



                               (212) 902-1000
             Registrant's telephone number, including area code



                               Not Applicable
       (Former name or former address, if changed since last report)

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Item 5.   Other Events
          ------------

          The Registrant registered issuances of securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 by a Registration Statement on Form S-3 (Registration File No. 333-68812) (the "Registration Statement"). Pursuant to this Registration Statement, the Registrant issued and sold $430,364,300 in aggregate principal amount of Mortgage Pass-Through Certificates, Series 2001-1. The transaction was closed on November 27, 2001. In connection with this transaction, the Registrant entered into a number of material agreements which were attached to the Current Report on Form 8-K which was filed with the Securities and Exchange Commission on December 12, 2001 (the "Prior 8K"). The parties to two of these agreements, the Trust Agreement, dated as of November 1, 2001, between GS Mortgage Securities Corp. and JP Morgan Chase Bank and the Standard Terms to Trust Agreement (November 2001 Edition), revised some of the terms to each of these material agreements after the date the Prior 8K was filed. These material agreements are attached hereto as exhibits.

Item 7.   Financial Statements and Exhibits
          ---------------------------------

         A list of the Exhibits filed herewith is attached hereto.



                                 SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GS Mortgage Securities Corp.

                                    By:  /s/  Jay F. Strauss
                                        --------------------------------------
                                        Name:  Jay F. Strauss
                                        Title: Secretary

Dated: December 19, 2001



                               EXHIBIT INDEX

Exhibit No.                   Description
-----------                   -----------

4.5.1 Trust Agreement, dated as of November 1, 2001, between GS Mortgage Securities Corp. and JP Morgan Chase Bank (Supercedes
          Exhibit 4.5.1 to the Current Report on Form 8-K which was filed with the Securities and Exchange Commission on December 12, 2001)


4.5.2 Standard Terms to Trust Agreement (November 2001 Edition) (Supercedes Exhibit 4.5.2 to the Current Report on Form 8-K which was filed with the Securities and Exchange Commission on December 12, 2001)